EXHIBIT 4.13.26
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     SUPPLEMENT NO. 27 (this “Supplement”) dated as of November 16, 2010 to the Collateral Agreement dated as of November 5, 2009 (the “Collateral Agreement”), among REYNOLDS GROUP HOLDINGS INC., a corporation organized under the laws of the state of Delaware (“RGHI”), REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a corporation organized under the laws of the state of Delaware (the “U.S. Term Borrower” and, together with RGHI, the “U.S. Term Borrowers”), CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a corporation organized under the laws of the state of Delaware (together with the U.S. Term Borrowers, the “Borrowers”), REYNOLDS GROUP ISSUER LLC, a limited liability company formed under the laws of the state of Delaware (the “U.S. Issuer”), REYNOLDS GROUP ISSUER INC., a corporation organized under the laws of the state of Delaware (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), each Subsidiary of Holdings from time to time party thereto (each such Subsidiary, the Borrowers and the Issuers are referred to collectively herein as the “Grantors”) and THE BANK OF NEW YORK MELLON, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
     A. Reference is made to (a) the Credit Agreement dated as of November 5, 2009, as amended by Amendment No. 1 dated as of January 21, 2010, as further amended by Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of May 4, 2010 and as further amended by Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of September 30, 2010 (as further amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”), (b) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2009 Senior Secured Note Indenture”), among the Reynolds Group Escrow LLC, Reynolds Group DL Escrow Inc. and The Bank of New York Mellon, as trustee (in such capacity, the “2009 Indenture Trustee”), principal paying agent, transfer agent and registrar, (c) the Indenture dated as of October 15, 2010 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2010 Senior Secured Note Indenture”), among RGHL US Escrow I LLC, RGHL US Escrow Inc. and RGHL Escrow Issuer (Luxembourg) I S.A. and The Bank of New York Mellon, as trustee (in such capacity, the “2010 Indenture Trustee”), principal paying agent, transfer agent, registrar and collateral agent, Wilmington Trust (London) Limited, as additional collateral agent, and The Bank of New York Mellon, London Branch, as paying agent, and (d) the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (as further amended, novated, supplemented, restated or modified from time to time, the “First Lien Intercreditor Agreement”), among the Collateral Agent, the 2009 Indenture Trustee, the 2010 Indenture Trustee, the Administrative Agent and the Loan Parties party thereto.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms pursuant to the Collateral Agreement.
     C. The Grantors have entered into the Collateral Agreement in order to induce the Secured Parties to extend credit to the Grantors pursuant to the Loan Documents.
     D. Section 5.16 of the Collateral Agreement provides that additional U.S. Subsidiaries of Holdings may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of Exhibit A to the Collateral Agreement. The undersigned U.S. Subsidiary (the “New U.S. Subsidiary”) is executing this Supplement in accordance with the requirements of the Collateral Agreement and the other Loan Documents to become a Grantor under the Collateral Agreement in order to induce the Secured Parties to extend additional credit and as consideration for credit previously extended, in each case, under the Loan Documents.
     Accordingly, the Collateral Agent and the New U.S. Subsidiary agree as follows:
     SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, the New U.S. Subsidiary by its signature below becomes a U.S. Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a U.S. Grantor and the New U.S. Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a U.S. Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a U.S. Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New U.S. Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New U.S. Subsidiary’s right, title and interest in and to the Collateral of the New U.S. Subsidiary to the extent provided in the Collateral Agreement. Each reference to a “Grantor” and “U.S. Grantor” in the Collateral Agreement shall be deemed to include the New U.S. Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
     SECTION 2. The New U.S. Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.
     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New U.S. Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.
     SECTION 4. The New U.S. Subsidiary hereby represents and warrants that (a) set forth on Schedules 1 through 12 attached hereto are true and correct schedules of the information, with respect to such New U.S. Subsidiary, required by the Perfection Certificate, the form of which is attached as Exhibit B to the Collateral Agreement, and (b) set forth under its signature hereto is the true and correct legal name of the New U.S. Subsidiary and its jurisdiction of organization.
     SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 8. All communications and notices hereunder shall (except as otherwise permitted by the Collateral Agreement) be in writing and given as provided pursuant to Section 5.01 of the Collateral Agreement.
     SECTION 9. The New U.S. Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 5.06 of the Collateral Agreement, mutatis mutandis.
     SECTION 10. The New U.S. Subsidiary is a corporation duly organized under the law of New Jersey.

     IN WITNESS WHEREOF, the New U.S. Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

NEWSPRING INDUSTRIAL CORP.
By	/s/ Mark J. Dunkley
	Name:	Mark J. Dunkley
	Title:	Vice President
Address: 1900 W. Field Court, Lake Forest, IL 60045 Legal Name: Newspring Industrial Corp. Jurisdiction of Formation: New Jersey

[Signature Page To Supplement To Collateral Agreement Of Newspring Industrial Corp.]

THE BANK OF NEW YORK MELLON, as Collateral Agent
By	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

[Signature Page to Supplement to Collateral Agreement of Newspring Industrial Corp.]

Schedule 1 to
Supplement No. 27 to the
Collateral Agreement
Schedule 1
Names

Change in Identity
or Corporate
	Other Legal Names	Structure Within
Grantor’s Exact Legal Name	(including date of change)	the Past 5 years
Newspring Industrial Corp.	N/A	N/A

Schedule 2(a) to
Supplement No. 27 to the
Collateral Agreement
Schedule 2(a)
Jurisdictions and Locations

			Organizational	Chief Executive
			Identification	Office or Registered
	Jurisdiction of		Number	Office Address
Grantor	Organization	Form of Organization	(if any)	(including county)
Newspring Industrial Corp.	New Jersey	corporation	0100565940	1900 West Field Court Lake Forest, IL 60045 (Lake County)

Schedule 2(b) to
Supplement No. 27 to the
Collateral Agreement
Schedule 2(b)
Location of Other Persons that Possess Collateral
None

Schedule 5 to
Supplement No. 27 to the
Collateral Agreement
Schedule 5
UCC Filings

Grantor	UCC Filing Office/County Recorder’s Office
Newspring Industrial Corp.	New Jersey Secretary of State

Schedule 6 to
Supplement No. 27 to the
Collateral Agreement
Schedule 6
Stock Ownership and Other Equity Interests
None

Schedule 7 to
Supplement No. 27 to the
Collateral Agreement
Schedule 7
Debt Instruments
None

Schedule 8 to
Supplement No. 27 to the
Collateral Agreement
Schedule 8

Mortgaged Property and Mortgage Filings

Exact Name of
Mortgaged Property	Exact Name of Owner	Record Owner	Property Address	Filing Office
Mt. Carmel, PA	Newspring Industrial Corp.	Newspring Industrial Corp.	2070 Locust Gap Highway Mt. Carmel, PA	Northumberland County

Schedule 9(a) to
Supplement No. 27 to the
Collateral Agreement
Schedule 9(a)

Intellectual Property

Copyrights and Copyright Applications
None.

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement
Schedule 9(b)

Intellectual Property

Patents and Patent Applications
U.S. Patents
See attached.

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement

Current
	Pactiv Ref.		Case			Appl.			Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Date	Pub. No.	Pat. No.	Date	Date	Title	Owner
Granted	02077US-DSORG01	US	Design	Original Filing	29/066299	11-Feb-97		D415420	19-Oct-99	19-Oct-13	DOUBLE SEALED RIM STACKABLE CONTAINER	Newspring

Granted	02078US-DSORG01	US	Design	Original Filing	29/081160	23-Dec-97		D439159	20-Mar-01	20-Mar-15	RECTANGULAR STACKABLE CONTAINER INCLUDING TRIPLE SEALED RIM	Newspring

Granted	02078US-UTCIP01	US	Utility	Continuation-In-Part	09/120985	22-Jul-98		6056138	2-May-00	23-Dec-17	TRIPLE SEAL CONTAINER	Newspring

Granted	02078US-UTCIP02	US	Utility	Continuation-In-Part	09/483350	14-Jan-00		6196404	6-Mar-01	23-Dec-17	TRIPLE SEAL CONTAINER WITH PROTRUSION	Newspring

Granted	02079US-DSORG01	US	Design	Original Filing	29/129542	13-Sep-00		D451018	27-Nov-01	27-Nov-15	THREE GATE CONTAINER	Newspring

Granted	02080US-DSORG01	US	Design	Original Filing	29/148928	28-Sep-01		D467800	31-Dec-02	31-Dec-16	OVAL CONTAINER	Newspring

Granted	02081US-DSORG01	US	Design	Original Filing	29/160895	17-May-02		D475620	10-Jun-03	10-Jun-17	CONTAINER	Newspring

Granted	02082US-DSORG01	US	Design	Original Filing	29/160082	2-May-02		D473788	29-Apr-03	29-Apr-17	CONTAINER	Newspring

Granted	02083US-DSORG01	US	Design	Original Filing	29/177202	5-Mar-03		D494857	24-Aug-04	24-Aug-18	CONTAINER	Newspring

Granted	02098US-DSORG01	US	Design	Original Filing	29/171395	21-Nov-02		D491455	15-Jun-04	15-Jun-18	CONTAINER AND LIDS WITH IMAGES	Newspring

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement

Current
	Pactiv Ref.		Case			Appl.			Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Date	Pub. No.	Pat. No.	Date	Date	Title	Owner
Granted	02118US-DSORG01	US	Design	Original Filing	29/307796	13-May-08		D583238	23-Dec-08	23-Dec-22	LID FOR A CONTAINER	Newspring

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement
U.S. Patent Applications
See attached.

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement

Current
	Pactiv Ref.		Case			Appl.			Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Date	Pub. No.	Pat. No.	Date	Date	Title	Owner
Filed	02118US-UTORG01	US	Utility	Original Filing	12/251144	14-Oct-08					TAMPER-EVIDENT CONTAINER AND LID ASSEMBLY	Newspring

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement
Non-U.S. Patents
See attached.

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement

												Current
	Pactiv Ref.		Case			Appl.			Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Date	Pub. No.	Pat. No.	Date	Date	Title	Owner
Granted	02078CA-UTORG01	CA	Utility	Original Filing	2396943	16-Jun-00		2396943	7-Feb-06	16-Jun-20	TRIPLE SEAL CONTAINER WITH PROTRUSION	Newspring

Granted	02079CA-DSORG01	CA	Design	Original Filing	96508	13-Mar-01		96508	19-Nov-02	19-Nov-12	THREE GATE CONTAINER	Newspring

Granted	02080CA-DSORG01	CA	Design	Original Filing	99044	28-Mar-02		99044	21-Oct-03	21-Oct-13	OVAL CONTAINER	Newspring

Granted	02082CA-DSORG01	CA	Design	Original Filing	101089	1-Nov-02		101089	8-Jul-04	8-Jul-14	CONTAINER	Newspring

Granted	02083CA-DSORG01	CA	Design	Original Filing	104124	29-Aug-03		104124	17-Jan-05	17-Jan-15	CONTAINER FOR FOOD PRODUCTS	Newspring

Granted	02118CA-DSORG01	CA	Design	Original Filing	128445	30-Oct-08		128445	20-Aug-09	20-Aug-19	LID FOR A CONTAINER	Newspring

Granted	02118CN-DSORG01	CN	Design	Original Filing	200830257962	13-Nov-08		200830257962	23-Dec-09	13-Nov-18	LID FOR A CONTAINER	Newspring

Granted	02118MX-DSORG01	MX	Design	Original Filing	PA/f/2008/002787	7-Nov-08		28956	6-Aug-09	7-Nov-23	LID FOR A CONTAINER	Newspring

Schedule 9(b) to
Supplement No. 27 to the
Collateral Agreement
Non-U.S. Patent Applications
None

Schedule 9(c) to
Supplement No. 27 to the
Collateral Agreement
Schedule 9(c)
Intellectual Property
Trademarks and Trademark Applications
U.S. Trademark Registrations
See attached.

Schedule 9(c) to
Supplement No. 27 to the
Collateral Agreement

			Current
			Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
DELITAINER	United States	Regular	Newspring	Registered	75/797155	9/10/1999	2565755	4/30/2002

E 88BOX	United States	Regular	Newspring	Registered	78/190728	12/3/2002	2987996	8/23/2005

ELLIPSO	United States	Regular	Newspring	Registered	78/522455	11/24/2004	3216356	3/6/2007

NEWSPRING	United States	Regular	Newspring	Registered	75/403703	12/11/1997	2284641	10/12/1999

VERSATAINER	United States	Regular	Newspring	Registered	75/411535	12/29/1997	2302708	12/21/1999

ZODIAC CONTAINER (stylized)	United States	Regular	Newspring	Registered	78/297274	9/8/2003	2988120	8/23/2005

Schedule 9(c) to
Supplement No. 27 to the
Collateral Agreement
U.S. Trademark Applications
None
Non-U.S. Trademark Registrations
See attached.
Non-U.S. Trademark Applications
None

Schedule 9(c) to
Supplement No. 27 to the
Collateral Agreement

			Current Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
DELITAINER	Canada	Regular	Newspring	Registered	1050366	3/10/2000	569484	10/24/2002

ELLIPSO	Canada	Regular	Newspring	Registered	1239877	12/7/2004	TMA704080	1/8/2008

NEWSPRING	Canada	Regular	Newspring	Registered	105368	3/10/2000	561448	5/7/2002

VERSATAINER	Canada	Regular	Newspring	Registered	1050367	3/10/2000	561537	5/8/2002

Schedule 9(c) to
Supplement No. 27 to the
Collateral Agreement
LICENSES
None.

Schedule 10 to
Supplement No. 27 to the
Collateral Agreement
Schedule 10
Commercial Tort Claims
None.

Schedule 11 to
Supplement No. 27 to the
Collateral Agreement
Schedule 11
Deposit Accounts

Depositary Institution
Grantor	(including address)	Type of Account	Account Number
Newspring Industrial Corp.	JPMorgan Chase Bank, N.A. Global Contracts Management Attn: Blocked Accounts 420 W. Van Buren Street 9th Floor, Suite IL 1-0199 Chicago, IL 60606-3534	Disbursement	[__________]

Schedule 12 to
Supplement No. 27 to the
Collateral Agreement
Schedule 12
Securities Accounts
None.